Exhibit 1

SCHEDULE A TO SCHEDULE 13D/A

Filed by Michael Federmann for and on behalf of himself, Federmann Enterprises Ltd., Heris Aktiengesellschaft, Beit Federmann Ltd., Beit Bella Ltd. and Beit Yekutiel Ltd.

FEDERMANN ENTERPRISES LTD.

DIRECTORS AND EXECUTIVE OFFICERS

NAME*	PRESENT BUSINESS ADDRESS	PRESENT PRINCIPAL OCCUPATION
Directors

Michael Federmann	87 Hayarkon St. Tel-Aviv, Israel	Chairman of the Board of Federmann Enterprises Ltd. and Director of each of Elbit Systems Ltd., Dan Hotels Ltd. and Freiberger Compound Materials GmbH.

Ami Federmann	111 Hayarkon St. Tel-Aviv, Israel	Manager

Liora Federmann	87 Hayarkon St. Tel-Aviv, Israel	Manager

Officers

None

* Each person listed in this Schedule is a citizen of the State of Israel.

SCHEDULE B TO SCHEDULE 13D/A

Filed by Michael Federmann for and on behalf of himself, Federmann Enterprises Ltd., Heris Aktiengesellschaft, Beit Federmann Ltd., Beit Bella Ltd. and Beit Yekutiel Ltd.

HERIS AKTIENGESELLSCHAFT

DIRECTORS AND EXECUTIVE OFFICERS

NAME AND CITIZENSHIP	PRESENT BUSINESS ADDRESS	PRESENT PRINCIPAL OCCUPATION
Directors

Michael Federmann	87 Hayarkon St. Tel-Aviv, Israel	Chairman of the Board of Federmann Enterprises Ltd. and Director of each of Elbit Systems Ltd., Dan Hotels Ltd. and Freiberger Compound Materials GmbH.

David Federmann	87 Hayarkon St. Tel-Aviv, Israel	Chairman of the Board of Elbit Systems Ltd.

Tzvi Kerner	4331210 Raanana, Israel	Manager

Kaiser Partner Trust Services	Pflugstrasse 10 Anstalt, 9490 Vaduz, Liechtenstein	Management Company

Officers

None

SCHEDULE C TO SCHEDULE 13D/A

Filed by Michael Federmann for and on behalf of himself, Federmann Enterprises Ltd., Heris Aktiengesellschaft, Beit Federmann Ltd., Beit Bella Ltd. and Beit Yekutiel Ltd.

BEIT FEDERMANN LTD.

DIRECTORS AND EXECUTIVE OFFICERS

NAME*	PRESENT BUSINESS ADDRESS	PRESENT PRINCIPAL OCCUPATION
Directors

Michael Federmann	87 Hayarkon St. Tel-Aviv, Israel	Chairman of the Board of Federmann Enterprises Ltd. and Director of each of Elbit Systems Ltd., Dan Hotels Ltd. and Freiberger Compound Materials GmbH.

Ami Federmann	111 Hayarkon St. Tel-Aviv, Israel	Manager

Liora Federmann	87 Hayarkon St. Tel-Aviv, Israel	Manager

Officers

None

* Each person listed in this Schedule is a citizen of the State of Israel.

SCHEDULE D TO SCHEDULE 13D/A

Filed by Michael Federmann for and on behalf of himself, Federmann Enterprises Ltd., Heris Aktiengesellschaft, Beit Federmann Ltd., Beit Bella Ltd. and Beit Yekutiel Ltd.

BEIT BELLA LTD.

DIRECTORS AND EXECUTIVE OFFICERS

NAME*	PRESENT BUSINESS ADDRESS	PRESENT PRINCIPAL OCCUPATION
Directors

Michael Federmann	87 Hayarkon St. Tel-Aviv, Israel	Chairman of the Board of Federmann Enterprises Ltd. and Director of each of Elbit Systems Ltd., Dan Hotels Ltd. and Freiberger Compound Materials GmbH.

Ami Federmann	111 Hayarkon St. Tel-Aviv, Israel	Manager

Liora Federmann	87 Hayarkon St. Tel-Aviv, Israel	Manager

David Federmann	87 Hayarkon St. Tel-Aviv, Israel	Chairman of the Board of Elbit Systems Ltd.

Gideon Federmann	87 Hayarkon St. Tel-Aviv, Israel	Manager

Daniel Federmann	87 Hayarkon St. Tel-Aviv, Israel	Manager

Ron Federmann	10 Har Nevo Ramat Hasharon, Israel	Manager

Officers

None

* Each person listed in this Schedule is a citizen of the State of Israel.

SCHEDULE E TO SCHEDULE 13D/A

Filed by Michael Federmann for and on behalf of himself, Federmann Enterprises Ltd., Heris Aktiengesellschaft, Beit Federmann Ltd., Beit Bella Ltd. and Beit Yekutiel Ltd.

BEIT YEKUTIEL LTD.

DIRECTORS AND EXECUTIVE OFFICERS

NAME*	PRESENT BUSINESS ADDRESS	PRESENT PRINCIPAL OCCUPATION
Directors

Michael Federmann	87 Hayarkon St. Tel-Aviv, Israel	Chairman of the Board of Federmann Enterprises Ltd. and Director of each of Elbit Systems Ltd., Dan Hotels Ltd. and Freiberger Compound Materials GmbH.

Ami Federmann	111 Hayarkon St. Tel-Aviv, Israel	Manager

Liora Federmann	87 Hayarkon St. Tel-Aviv, Israel	Manager

David Federmann	87 Hayarkon St. Tel-Aviv, Israel	Chairman of the Board of Elbit Systems Ltd.

Gideon Federmann	87 Hayarkon St. Tel-Aviv, Israel	Manager

Daniel Federmann	87 Hayarkon St. Tel-Aviv, Israel	Manager

Ron Federmann	10 Har Nevo Ramat Hasharon, Israel	Manager

Officers

None

*Each person listed in this Schedule is a citizen of the State of Israel.